Bank of Hawaii Corporation Second Quarter 2015 Financial Results

•	Diluted Earnings Per Share $0.95

•	Net Income $41.2 Million

•	Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 27, 2015) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.95 for the second quarter of 2015, down from diluted earnings per share of $0.97 in the previous quarter and up from diluted earnings per share of $0.94 in the same quarter last year. Net income for the second quarter of 2015 was $41.2 million compared with net income of $42.4 million in the first quarter of 2015 and net income of $41.5 million in the second quarter of 2014. There were no sales of Visa Class B shares during the second quarter of 2015.

Loan and lease balances increased to $7.4 billion at June 30, 2015, up 3.5 percent from March 31, 2015 and up 15.6 percent compared with June 30, 2014. During the quarter the Company resumed sales of mortgages and sold $64.4 million in loans, increasing noninterest income $1.2 million. Deposits remained strong during the quarter, as balances increased to $13.1 billion at June 30, 2015 compared with $13.0 billion at March 31, 2015 and $12.7 billion at June 30, 2014.

“Bank of Hawaii Corporation continued to perform well during the second quarter of 2015,” said Peter Ho, Chairman, President, and CEO.  “Loan balances continued to grow, our margin was stable at 2.81 percent, asset quality remains strong, and expenses were well controlled.”

The return on average assets for the second quarter of 2015 was 1.10 percent, down from 1.15 percent in the previous quarter and 1.17 percent in the same quarter last year. The return on average equity for the second quarter of 2015 was 15.33 percent, down from 16.18 percent for the first quarter of 2015 and 15.87 percent in the second quarter of 2014. The efficiency ratio for the second quarter of 2015 was 58.16 percent, an improvement from 58.30 percent in the previous quarter and 58.38 percent in the same quarter last year.

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Bank of Hawaii Corporation Second Quarter 2015 Financial Results     Page 2

For the six-month period ended June 30, 2015, net income was $83.6 million, an increase from net income of $80.1 million during the same period last year. Diluted earnings per share were $1.92 for the first half of 2015, up from diluted earnings per share of $1.81 for the first half of 2014. The year-to-date return on average assets for the six-month period ended June 30, 2015 was 1.12 percent compared with 1.14 percent for the same six months in 2014. The year-to-date return on average equity was 15.75 percent, up from 15.51 percent for the six months ended June 30, 2014. The efficiency ratio for the first half of 2015 improved to 58.23 percent compared with 59.46 percent in the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2015 was $100.8 million, up $1.2 million from net interest income of $99.6 million in the first quarter of 2015 and up $3.5 million from net interest income of $97.3 million in the second quarter of 2014. Net interest income for the first half of 2015 was $200.4 million, an increase of $7.1 million compared with $193.3 million for the first half of 2014. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.81 percent for the second quarter of 2015, unchanged from the previous quarter and a 5 basis point decrease from the net interest margin of 2.86 percent in the second quarter of 2014. The net interest margin for the first six months of 2015 was 2.81 percent compared with 2.87 percent for the same six-month period last year.

The Company did not record a provision for credit losses during the first half of 2015. A negative provision for credit losses of $2.2 million was recorded during the second quarter of 2014 due to strong credit recoveries and improving asset quality.

Noninterest income was $45.9 million in the second quarter of 2015, a decrease of $6.4 million compared with noninterest income of $52.3 million in the first quarter of 2015, and an increase of $1.4 million compared with noninterest income of $44.5 million in the second quarter of 2014. Mortgage banking income increased to $3.5 million in the second quarter of 2015 compared with $1.7 million in the previous quarter and $1.8 million in the same quarter last year. Noninterest income in the first quarter of 2015 included a net gain of $10.1 million resulting from the sale of 95,000 Visa Class B shares. Noninterest income in the second quarter of 2014 included a gain of $2.0 million resulting from the sale of 23,500 Visa Class B shares. Noninterest income for the first half of 2015 was $98.2 million, an increase of $9.0 million compared with $89.2 million for the first half of 2014. The increase was primarily due to the timing of the Visa Class B shares sales.

Noninterest expense was $83.6 million in the second quarter of 2015, down $3.3 million compared with noninterest expense of $86.9 million in the first quarter of 2015, and up $2.5 million compared with noninterest expense of $81.1 million in the second quarter last year. First quarter expenses include seasonal payroll-related expenses resulting from annual payments from the Company’s incentive compensation plans and higher payroll taxes. Noninterest expense in the second quarter of 2015 included separation expense of $0.9 million compared with $1.9 million in the previous quarter and $87 thousand in the same quarter last year. An analysis of noninterest expenses related to salaries and benefits is included in Table 9. Noninterest expense for the first half of 2015 was $170.5 million, an increase of $5.9 million compared with $164.6 million for the first half of 2014.

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Bank of Hawaii Corporation Second Quarter 2015 Financial Results     Page 3

The effective tax rate for the second quarter of 2015 was 31.56 percent compared with 31.72 percent in the previous quarter and 30.86 percent in the same quarter last year. The effective tax rate for the first half of 2015 was 31.64 percent compared with 30.04 percent during the same period last year. The lower effective tax rate in 2014 was primarily due to the release of reserves related to prior year tax issues.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s asset quality remained strong during the second quarter of 2015. Total non-performing assets were $29.5 million at June 30, 2015, up $0.7 million from non-performing assets of $28.8 million at March 31, 2015 and down $4.9 million from non-performing assets of $34.4 million at June 30, 2014. As a percentage of total loans and leases, including foreclosed real estate, non-performing assets were 0.40 percent at the end of the second quarter of 2015, unchanged from the first quarter of 2015, and down from 0.53 percent at the end of the second quarter last year.
Accruing loans and leases past due 90 days or more were $9.7 million at June 30, 2015, up from $8.0 million at March 31, 2015 and down slightly from June 30, 2014. Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $48.3 million at June 30, 2015 compared with $43.6 million at June 30, 2014. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net loan and lease charge-offs during the second quarter of 2015 were $1.5 million or 0.08 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $3.5 million were partially offset by recoveries of $2.0 million. Net loan and lease charge-offs during the first quarter of 2015 were $1.2 million or 0.07 percent annualized of total average loans and leases outstanding and were comprised of $4.1 million in charge-offs partially offset by recoveries of $2.9 million. Net recoveries in the second quarter of 2014 were $1.9 million and comprised of $4.0 million in charge-offs and recoveries of $5.9 million. Net charge-offs in the first half of 2015 were $2.7 million or 0.08 percent annualized of total average loans and leases outstanding compared with net recoveries of $0.6 million in the first half of 2014.

The allowance for loan and lease losses was reduced to $106.0 million at June 30, 2015. The ratio of the allowance for loan and lease losses to total loans and leases was 1.43 percent at June 30, 2015, a decrease of 7 basis points from the previous quarter and commensurate with improvements in credit quality and the Hawaii economy. The reserve for unfunded commitments at June 30, 2015 was unchanged at $5.9 million. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets were $15.25 billion at June 30, 2015, up from total assets of $15.14 billion at March 31, 2015 and $14.84 billion at June 30, 2014. Average total assets increased to $15.04 billion during the second quarter of 2015, up from $14.95 billion during the previous quarter and $14.25 billion during the same quarter last year.

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Bank of Hawaii Corporation Second Quarter 2015 Financial Results     Page 4

The investment securities portfolio was $6.47 billion at June 30, 2015, down from $6.58 billion at March 31, 2015 and $6.91 billion at June 30, 2014. The portfolio remains largely comprised of securities issued by U. S. government agencies and included $4.20 billion in securities held to maturity and $2.28 billion in securities available for sale at June 30, 2015.

Total loans and leases were $7.43 billion at June 30, 2015, up from total loans and leases of $7.18 billion at March 31, 2015 and total loans and leases of $6.43 billion at June 30, 2014. Year-to-date total loan growth in 2015 was 7.7 percent compared with growth of 5.4 percent during the same period last year. Average total loans and leases were $7.30 billion during the second quarter of 2015, up from $7.05 billion during the first quarter of 2015, and up from $6.27 billion during the same quarter last year.

The commercial loan portfolio was $3.04 billion at the end of the second quarter of 2015, an increase of 3.0 percent from commercial loans of $2.96 billion at the end of the first quarter of 2015, and up 13.0 percent from commercial loans of $2.69 billion at the end of the same quarter last year. The consumer loan portfolio was $4.39 billion at the end of the second quarter of 2015, an increase of 3.8 percent from consumer loans of $4.22 billion at the end of the first quarter of 2015 and up 17.5 percent from $3.73 billion at the end of the same quarter last year. Loan and lease portfolio balances are summarized in Table 10.

Total deposits increased to $13.09 billion at June 30, 2015 compared with total deposits of $12.98 billion at March 31, 2015 and total deposits of $12.67 billion at June 30, 2014. Average total deposits were $12.86 billion during the second quarter of 2015, up from $12.79 billion during the previous quarter and $12.03 billion during the same quarter last year.

Consumer deposits were $6.22 billion at June 30, 2015, up slightly from March 31, 2015 and up 4.8 percent compared with June 30, 2014. Commercial deposits were $5.52 billion at June 30, 2015, up 1.5 percent from March 31, 2015 and up 6.1 percent compared with June 30, 2014. Other deposits, including public funds, were $1.34 billion at June 30, 2015, an increase of 2.3 percent from March 31, 2015 and down 11.8 percent compared with June 30, 2014. The decrease in other deposits compared with the end of the second quarter of 2014 was due to short-term public funds. Deposit balances are summarized in Tables 7 and 10.

During the second quarter of 2015, the Company repurchased 183.7 thousand shares of common stock at a total cost of $11.5 million under its share repurchase program. The average cost was $62.46 per share repurchased. From the beginning of the share repurchase program initiated during July of 2001 through June 30, 2015, the Company has repurchased 52.4 million shares and returned over $1.9 billion to shareholders at an average cost of $37.12 per share. From July 1 through July 24, 2015, the Company repurchased an additional 42.5 thousand shares of common stock at an average cost of $66.93 per share. Remaining buyback authority under the share repurchase program was $48.6 million at July 24, 2015.

Total shareholders’ equity was $1.08 billion at June 30, 2015, up slightly from March 31, 2015 and up from $1.05 billion at June 30, 2014. At June 30, 2015, the Tier 1 Capital Ratio was 14.47 percent compared with 14.62 percent at March 31, 2015 and 15.66 percent at June 30, 2014. The Tier 1 leverage ratio at June 30, 2015 was 7.21 percent compared with 7.17 percent at March 31, 2015 and 7.20 percent at June 30, 2014. Capital ratios are calculated under Basel III rules, which became effective January 1, 2015.

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Bank of Hawaii Corporation Second Quarter 2015 Financial Results     Page 5

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares. The dividend will be payable on September 15, 2015 to shareholders of record at the close of business on August 31, 2015.

Hawaii Economy

Economic conditions in Hawaii continue to remain positive due to an active construction industry, stable tourism, low unemployment, and a strong real estate market.  For the first five months of 2015, total visitor spending increased 2.0 percent and total arrivals increased 4.1 percent compared to the same period in 2014. The statewide seasonally-adjusted unemployment rate was at 4.0 percent in June 2015 compared to 5.3 percent nationally. For the first six months of 2015, the volume of single-family home sales on Oahu increased 3.4 percent compared with the same period in 2014. The volume of condominium sales on Oahu increased 3.3 percent compared with the same period in 2014. During the first half of 2015 the median price of single-family home sales on Oahu was 2.3 percent higher and the median price of a condominium was 2.4 percent higher compared with 2014. As of June 30, 2015, months of inventory of single-family homes and condominiums on Oahu remained low at approximately 3.2 months and 3.5 months, respectively. More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its second quarter 2015 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time). The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. Conference call participants located in the United States or Canada should dial 1 (800) 708-4540. Other international conference call participants should dial 1 (847) 619-6397. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning on Monday, July 27, 2015 by dialing 1 (888) 843-7419 in the United States or Canada and 1 (630) 652-3042 from other international locations. Enter the pass code number 40183653# when prompted. A replay of the conference call will also be available via the Investor Relations link on the Company’s website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2015	2015	2014	2015	2014
For the Period:
Operating Results
Net Interest Income	$97,782	$96,770	$94,412	$194,552	$187,645
Provision for Credit Losses	—	—	(2,199)	—	(2,199)
Total Noninterest Income	45,925	52,307	44,481	98,232	89,249
Total Noninterest Expense	83,574	86,915	81,082	170,489	164,629
Net Income	41,154	42,442	41,490	83,596	80,082
Basic Earnings Per Share	0.95	0.98	0.94	1.93	1.81
Diluted Earnings Per Share	0.95	0.97	0.94	1.92	1.81
Dividends Declared Per Share	0.45	0.45	0.45	0.90	0.90

Performance Ratios
Return on Average Assets	1.10%	1.15%	1.17%	1.12%	1.14%
Return on Average Shareholders' Equity	15.33	16.18	15.87	15.75	15.51
Efficiency Ratio [1]	58.16	58.30	58.38	58.23	59.46
Net Interest Margin [2]	2.81	2.81	2.86	2.81	2.87
Dividend Payout Ratio [3]	47.37	45.92	47.87	46.63	49.72
Average Shareholders' Equity to Average Assets	7.16	7.12	7.36	7.14	7.36

Average Balances
Average Loans and Leases	$7,300,506	$7,053,061	$6,274,595	$7,177,467	$6,189,789
Average Assets	15,038,500	14,946,037	14,253,384	14,992,524	14,144,273
Average Deposits	12,863,274	12,786,449	12,030,010	12,825,074	11,922,874
Average Shareholders' Equity	1,076,467	1,064,112	1,048,429	1,070,324	1,040,962

Per Share of Common Stock
Book Value	$24.88	$24.63	$23.72	$24.88	$23.72
Tangible Book Value	24.15	23.91	23.01	24.15	23.01
Market Value
Closing	66.68	61.21	58.69	66.68	58.69
High	68.10	62.58	61.73	68.10	61.73
Low	58.70	53.90	53.45	53.90	53.45

		June 30,	March 31,	December 31,	June 30,
		2015	2015	2014	2014
As of Period End:
Balance Sheet Totals
Loans and Leases		$7,428,438	$7,178,628	$6,897,589	$6,426,353
Total Assets		15,248,043	15,139,179	14,787,208	14,844,505
Total Deposits		13,090,695	12,979,616	12,633,089	12,670,034
Other Debt		170,816	173,898	173,912	173,671
Total Shareholders' Equity		1,082,939	1,075,251	1,055,086	1,050,801

Asset Quality
Non-Performing Assets		$29,450	$28,777	$30,082	$34,389
Allowance for Loans and Leases		106,006	107,461	108,688	113,838
Allowance to Loans and Leases Outstanding		1.43%	1.50%	1.58%	1.77%

Capital Ratios
Common Equity Tier 1 Capital Ratio [4]		14.47%	14.62%	n/a	n/a
Tier 1 Capital Ratio [4]		14.47	14.62	14.69%	15.66%
Total Capital Ratio [4]		15.72	15.87	15.94	16.91
Tier 1 Leverage Ratio [4]		7.21	7.17	7.13	7.20
Total Shareholders' Equity to Total Assets		7.10	7.10	7.14	7.08
Tangible Common Equity to Tangible Assets [5]		6.91	6.91	6.94	6.88
Tangible Common Equity to Risk-Weighted Assets [4,5]		14.03	14.27	14.46	15.54

Non-Financial Data
Full-Time Equivalent Employees		2,166	2,156	2,161	2,194
Branches		71	74	74	74
ATMs		455	456	459	457

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Capital ratios as of June 30, 2015 and March 31, 2015 calculated under Basel III rules, which became effective January 1, 2015.
[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		June 30,	March 31,	December 31,	June 30,
(dollars in thousands)		2015	2015	2014	2014
Total Shareholders' Equity		$1,082,939	$1,075,251	$1,055,086	$1,050,801
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,051,422	$1,043,734	$1,023,569	$1,019,284

Total Assets		$15,248,043	$15,139,179	$14,787,208	$14,844,505
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$15,216,526	$15,107,662	$14,755,691	$14,812,988

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements [1]	$7,495,744	$7,313,682	$7,077,035	$6,559,897

Total Shareholders' Equity to Total Assets		7.10%	7.10%	7.14%	7.08%
Tangible Common Equity to Tangible Assets (Non-GAAP)		6.91%	6.91%	6.94%	6.88%

Tier 1 Capital Ratio [1]		14.47%	14.62%	14.69%	15.66%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]		14.03%	14.27%	14.46%	15.54%

[1] Risk-weighted assets and capital ratios as of June 30, 2015 and March 31, 2015 calculated under Basel III rules, which became effective January 1, 2015.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2015	2015	2014	2015	2014
Interest Income
Interest and Fees on Loans and Leases	$73,565	$70,961	$65,818	$144,526	$129,344
Income on Investment Securities
Available-for-Sale	10,273	10,198	10,697	20,471	21,457
Held-to-Maturity	22,832	24,407	26,938	47,239	54,827
Deposits	2	3	1	5	4
Funds Sold	268	259	168	527	305
Other	310	302	302	612	604
Total Interest Income	107,250	106,130	103,924	213,380	206,541
Interest Expense
Deposits	2,405	2,368	2,393	4,773	4,751
Securities Sold Under Agreements to Repurchase	6,440	6,371	6,465	12,811	12,862
Funds Purchased	3	3	4	6	7
Other Debt	620	618	650	1,238	1,276
Total Interest Expense	9,468	9,360	9,512	18,828	18,896
Net Interest Income	97,782	96,770	94,412	194,552	187,645
Provision for Credit Losses	—	—	(2,199)	—	(2,199)
Net Interest Income After Provision for Credit Losses	97,782	96,770	96,611	194,552	189,844
Noninterest Income
Trust and Asset Management	12,355	12,180	12,005	24,535	23,857
Mortgage Banking	3,469	1,693	1,804	5,162	3,809
Service Charges on Deposit Accounts	8,203	8,537	8,638	16,740	17,516
Fees, Exchange, and Other Service Charges	13,352	12,897	13,370	26,249	26,309
Investment Securities Gains, Net	86	10,231	2,079	10,317	4,239
Annuity and Insurance	1,885	2,044	1,930	3,929	4,053
Bank-Owned Life Insurance	2,088	1,734	1,519	3,822	3,121
Other	4,487	2,991	3,136	7,478	6,345
Total Noninterest Income	45,925	52,307	44,481	98,232	89,249
Noninterest Expense
Salaries and Benefits	47,610	49,780	45,081	97,390	91,978
Net Occupancy	8,605	9,333	9,254	17,938	18,671
Net Equipment	4,826	5,288	4,669	10,114	9,272
Data Processing	3,673	3,773	3,842	7,446	7,491
Professional Fees	2,265	2,334	2,613	4,599	4,873
FDIC Insurance	2,068	2,140	2,055	4,208	4,131
Other	14,527	14,267	13,568	28,794	28,213
Total Noninterest Expense	83,574	86,915	81,082	170,489	164,629
Income Before Provision for Income Taxes	60,133	62,162	60,010	122,295	114,464
Provision for Income Taxes	18,979	19,720	18,520	38,699	34,382
Net Income	$41,154	$42,442	$41,490	$83,596	$80,082
Basic Earnings Per Share	$0.95	$0.98	$0.94	$1.93	$1.81
Diluted Earnings Per Share	$0.95	$0.97	$0.94	$1.92	$1.81
Dividends Declared Per Share	$0.45	$0.45	$0.45	$0.90	$0.90
Basic Weighted Average Shares	43,305,813	43,386,402	44,053,899	43,345,667	44,123,030
Diluted Weighted Average Shares	43,518,349	43,597,504	44,246,431	43,558,664	44,332,838

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2015	2015	2014	2015	2014
Net Income	$41,154	$42,442	$41,490	$83,596	$80,082
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(7,610)	5,294	8,617	(2,316)	14,888
Defined Benefit Plans	220	220	156	440	312
Total Other Comprehensive Income (Loss)	(7,390)	5,514	8,773	(1,876)	15,200
Comprehensive Income	$33,764	$47,956	$50,263	$81,720	$95,282

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2015	2015	2014	2014
Assets
Interest-Bearing Deposits in Other Banks	$3,420	$3,383	$2,873	$4,552
Funds Sold	602,598	620,331	360,577	796,275
Investment Securities
Available-for-Sale	2,275,361	2,271,186	2,289,190	2,209,763
Held-to-Maturity (Fair Value of $4,240,732; $4,378,007; $4,504,495; and $4,743,012)	4,199,121	4,306,353	4,466,679	4,704,551
Loans Held for Sale	18,483	1,951	5,136	3,678
Loans and Leases	7,428,438	7,178,628	6,897,589	6,426,353
Allowance for Loan and Lease Losses	(106,006)	(107,461)	(108,688)	(113,838)
Net Loans and Leases	7,322,432	7,071,167	6,788,901	6,312,515
Total Earning Assets	14,421,415	14,274,371	13,913,356	14,031,334
Cash and Due from Banks	150,874	151,793	172,126	141,950
Premises and Equipment, Net	108,439	109,223	109,854	108,116
Accrued Interest Receivable	44,475	47,017	44,654	44,311
Foreclosed Real Estate	1,989	2,095	2,311	3,944
Mortgage Servicing Rights	23,426	23,643	24,695	26,397
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	265,133	264,228	262,807	260,403
Other Assets	200,775	235,292	225,888	196,533
Total Assets	$15,248,043	$15,139,179	$14,787,208	$14,844,505

Liabilities
Deposits
Noninterest-Bearing Demand	$4,156,847	$4,047,334	$3,832,943	$4,070,334
Interest-Bearing Demand	2,699,517	2,608,664	2,559,570	2,566,240
Savings	5,044,711	5,014,686	4,806,575	4,525,593
Time	1,189,620	1,308,932	1,434,001	1,507,867
Total Deposits	13,090,695	12,979,616	12,633,089	12,670,034
Funds Purchased	8,459	8,459	8,459	8,467
Securities Sold Under Agreements to Repurchase	672,310	672,329	688,601	745,626
Other Debt	170,816	173,898	173,912	173,671
Retirement Benefits Payable	55,181	55,197	55,477	35,017
Accrued Interest Payable	5,254	5,836	5,148	5,099
Taxes Payable and Deferred Taxes	26,244	46,987	27,777	42,131
Other Liabilities	136,145	121,606	139,659	113,659
Total Liabilities	14,165,104	14,063,928	13,732,122	13,793,704
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2015 - 57,745,324 / 43,535,020;
March 31, 2015 - 57,733,267 / 43,652,628; December 31, 2014 - 57,634,755 / 43,724,208;
and June 30, 2014 - 57,631,552 / 44,297,228)	575	575	574	573
Capital Surplus	536,782	534,141	531,932	527,284
Accumulated Other Comprehensive Loss	(28,562)	(21,172)	(26,686)	(16,623)
Retained Earnings	1,278,672	1,257,341	1,234,801	1,191,512
Treasury Stock, at Cost (Shares: June 30, 2015 - 14,210,304; March 31, 2015 - 14,080,639;
December 31, 2014 - 13,910,547; and June 30, 2014 - 13,334,324)	(704,528)	(695,634)	(685,535)	(651,945)
Total Shareholders' Equity	1,082,939	1,075,251	1,055,086	1,050,801
Total Liabilities and Shareholders' Equity	$15,248,043	$15,139,179	$14,787,208	$14,844,505

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
Common Shares		Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2014	43,724,208	$574	$531,932	$(26,686)	$1,234,801	$(685,535)	$1,055,086
Net Income	—	—	—	—	83,596	—	83,596
Other Comprehensive Loss	—	—	—	(1,876)	—	—	(1,876)
Share-Based Compensation	—	—	3,731	—	—	—	3,731
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	213,289	1	1,119	—	(408)	5,394	6,106
Common Stock Repurchased	(402,477)	—	—	—	—	(24,387)	(24,387)
Cash Dividends Declared ($0.90 per share)	—	—	—	—	(39,317)	—	(39,317)
Balance as of June 30, 2015	43,535,020	$575	$536,782	$(28,562)	$1,278,672	$(704,528)	$1,082,939

Balance as of December 31, 2013	44,490,385	$572	$522,505	$(31,823)	$1,151,754	$(631,032)	$1,011,976
Net Income	—	—	—	—	80,082	—	80,082
Other Comprehensive Income	—	—	—	15,200	—	—	15,200
Share-Based Compensation	—	—	3,820	—	—	—	3,820
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	274,621	1	959	—	(279)	6,074	6,755
Common Stock Repurchased	(467,778)	—	—	—	—	(26,987)	(26,987)
Cash Dividends Declared ($0.90 per share)	—	—	—	—	(40,045)	—	(40,045)
Balance as of June 30, 2014	44,297,228	$573	$527,284	$(16,623)	$1,191,512	$(651,945)	$1,050,801

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2015			March 31, 2015			June 30, 2014
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.5	$—	0.17%	$3.1	$—	0.44%	$4.0	$—	0.12%
Funds Sold	473.5	0.3	0.22	484.3	0.2	0.21	308.3	0.2	0.22
Investment Securities
Available-for-Sale
Taxable	1,558.6	6.5	1.68	1,560.8	6.5	1.67	1,525.1	7.0	1.84
Non-Taxable	725.8	5.8	3.17	723.3	5.7	3.16	701.6	5.7	3.25
Held-to-Maturity
Taxable	4,006.4	21.3	2.12	4,140.9	22.8	2.21	4,505.0	25.3	2.25
Non-Taxable	248.2	2.4	3.93	249.1	2.5	3.94	251.8	2.5	3.96
Total Investment Securities	6,539.0	36.0	2.20	6,674.1	37.5	2.25	6,983.5	40.5	2.32
Loans Held for Sale	11.1	0.1	3.66	3.1	—	3.63	3.6	—	4.33
Loans and Leases [1]
Commercial and Industrial	1,156.3	9.1	3.16	1,130.5	8.9	3.18	950.2	8.1	3.42
Commercial Mortgage	1,499.7	14.4	3.85	1,449.5	13.7	3.83	1,302.2	12.7	3.91
Construction	126.0	1.5	4.85	103.8	1.1	4.39	103.2	1.2	4.48
Commercial Lease Financing	225.1	2.0	3.47	225.9	1.9	3.42	241.2	1.7	2.80
Residential Mortgage	2,736.2	28.3	4.14	2,631.3	27.5	4.18	2,323.5	25.4	4.38
Home Equity	906.8	8.1	3.60	878.5	8.1	3.72	805.9	7.9	3.93
Automobile	344.4	4.5	5.20	331.5	4.3	5.25	280.6	3.7	5.33
Other [2]	306.0	5.7	7.51	302.1	5.5	7.36	267.8	5.1	7.65
Total Loans and Leases	7,300.5	73.6	4.04	7,053.1	71.0	4.06	6,274.6	65.8	4.20
Other	51.6	0.3	2.40	66.0	0.3	1.83	74.1	0.3	1.63
Total Earning Assets [3]	14,379.2	110.3	3.07	14,283.7	109.0	3.07	13,648.1	106.8	3.13
Cash and Due from Banks	125.8			136.5			138.3
Other Assets	533.5			525.8			467.0
Total Assets	$15,038.5			$14,946.0			$14,253.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,611.9	0.2	0.03	$2,577.1	0.2	0.03	$2,359.2	0.2	0.03
Savings	5,023.5	1.1	0.09	4,941.0	1.1	0.09	4,540.3	1.0	0.09
Time	1,256.6	1.1	0.35	1,378.3	1.1	0.33	1,506.5	1.2	0.33
Total Interest-Bearing Deposits	8,892.0	2.4	0.11	8,896.4	2.4	0.11	8,406.0	2.4	0.11
Short-Term Borrowings	8.5	—	0.14	8.5	—	0.14	9.3	—	0.14
Securities Sold Under Agreements to Repurchase	672.2	6.5	3.79	678.0	6.4	3.76	789.9	6.5	3.24
Other Debt	173.9	0.6	1.43	173.9	0.6	1.43	175.3	0.6	1.49
Total Interest-Bearing Liabilities	9,746.6	9.5	0.39	9,756.8	9.4	0.39	9,380.5	9.5	0.40
Net Interest Income		$100.8			$99.6			$97.3
Interest Rate Spread			2.68%			2.68%			2.73%
Net Interest Margin			2.81%			2.81%			2.86%
Noninterest-Bearing Demand Deposits	3,971.3			3,890.0			3,624.0
Other Liabilities	244.1			235.1			200.5
Shareholders' Equity	1,076.5			1,064.1			1,048.4
Total Liabilities and Shareholders' Equity	$15,038.5			$14,946.0			$14,253.4

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $3,008,000, $2,878,000 and $2,874,000 for the three months ended
June 30, 2015, March 31, 2015, and June 30, 2014, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2015			June 30, 2014
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.2	$—	0.30%	$4.8	$—	0.18%
Funds Sold	478.9	0.5	0.22	289.5	0.3	0.21
Investment Securities
Available-for-Sale
Taxable	1,559.7	13.0	1.67	1,536.9	14.2	1.85
Non-Taxable	724.6	11.5	3.17	689.6	11.2	3.26
Held-to-Maturity
Taxable	4,073.2	44.0	2.17	4,503.3	51.6	2.29
Non-Taxable	248.7	4.9	3.94	252.2	4.9	3.96
Total Investment Securities	6,606.2	73.4	2.23	6,982.0	81.9	2.35
Loans Held for Sale	7.1	0.1	3.65	3.9	0.1	4.52
Loans and Leases [1]
Commercial and Industrial	1,143.5	18.0	3.17	937.1	15.9	3.42
Commercial Mortgage	1,474.8	28.1	3.84	1,276.2	25.4	4.01
Construction	115.0	2.6	4.64	100.3	2.2	4.45
Commercial Lease Financing	225.5	3.9	3.44	243.5	3.1	2.56
Residential Mortgage	2,684.0	55.8	4.16	2,305.3	49.8	4.32
Home Equity	892.7	16.2	3.66	793.9	15.6	3.95
Automobile	338.0	8.8	5.23	272.0	7.2	5.36
Other [2]	304.0	11.2	7.43	261.5	10.1	7.77
Total Loans and Leases	7,177.5	144.6	4.05	6,189.8	129.3	4.20
Other	58.8	0.6	2.08	75.5	0.6	1.60
Total Earning Assets [3]	14,331.7	219.2	3.07	13,545.5	212.2	3.14
Cash and Due from Banks	131.1			140.4
Other Assets	529.7			458.4
Total Assets	$14,992.5			$14,144.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,594.6	0.4	0.03	$2,342.6	0.4	0.03
Savings	4,982.5	2.2	0.09	4,528.0	1.9	0.09
Time	1,317.1	2.2	0.34	1,440.2	2.5	0.35
Total Interest-Bearing Deposits	8,894.2	4.8	0.11	8,310.8	4.8	0.12
Short-Term Borrowings	8.4	—	0.14	9.6	—	0.14
Securities Sold Under Agreements to Repurchase	675.2	12.8	3.77	792.2	12.8	3.23
Other Debt	173.9	1.2	1.43	175.0	1.3	1.46
Total Interest-Bearing Liabilities	9,751.7	18.8	0.39	9,287.6	18.9	0.41
Net Interest Income		$200.4			$193.3
Interest Rate Spread			2.68%			2.73%
Net Interest Margin			2.81%			2.87%
Noninterest-Bearing Demand Deposits	3,930.9			3,612.1
Other Liabilities	239.6			203.6
Shareholders' Equity	1,070.3			1,041.0
Total Liabilities and Shareholders' Equity	$14,992.5			$14,144.3

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $5,886,000 and $5,698,000 for the six months ended
June 30, 2015 and June 30, 2014, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2015
	Compared to March 31, 2015
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$—	$0.1	$0.1
Investment Securities
Available-for-Sale
Non-Taxable	—	0.1	0.1
Held-to-Maturity
Taxable	(0.7)	(0.8)	(1.5)
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	(0.7)	(0.8)	(1.5)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	0.3	(0.1)	0.2
Commercial Mortgage	0.6	0.1	0.7
Construction	0.3	0.1	0.4
Commercial Lease Financing	—	0.1	0.1
Residential Mortgage	1.1	(0.3)	0.8
Home Equity	0.2	(0.2)	—
Automobile	0.2	—	0.2
Other [2]	0.1	0.1	0.2
Total Loans and Leases	2.8	(0.2)	2.6
Other	(0.1)	0.1	—
Total Change in Interest Income	2.1	(0.8)	1.3

Change in Interest Expense:
Interest-Bearing Deposits
Time	(0.1)	0.1	—
Total Interest-Bearing Deposits	(0.1)	0.1	—
Securities Sold Under Agreements to Repurchase	—	0.1	0.1
Total Change in Interest Expense	(0.1)	0.2	0.1

Change in Net Interest Income	$2.2	$(1.0)	$1.2

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2015
	Compared to June 30, 2014
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$0.1
Investment Securities
Available-for-Sale
Taxable	0.1	(0.6)	(0.5)
Non-Taxable	0.2	(0.1)	0.1
Held-to-Maturity
Taxable	(2.7)	(1.3)	(4.0)
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	(2.4)	(2.1)	(4.5)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	1.7	(0.7)	1.0
Commercial Mortgage	1.9	(0.2)	1.7
Construction	0.3	—	0.3
Commercial Lease Financing	(0.1)	0.4	0.3
Residential Mortgage	4.3	(1.4)	2.9
Home Equity	0.9	(0.7)	0.2
Automobile	0.8	—	0.8
Other [2]	0.7	(0.1)	0.6
Total Loans and Leases	10.5	(2.7)	7.8
Other	(0.1)	0.1	—
Total Change in Interest Income	8.2	(4.7)	3.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	—	0.1
Time	(0.2)	0.1	(0.1)
Total Interest-Bearing Deposits	(0.1)	0.1	—
Securities Sold Under Agreements to Repurchase	(1.0)	1.0	—
Total Change in Interest Expense	(1.1)	1.1	—

Change in Net Interest Income	$9.3	$(5.8)	$3.5

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2015
	Compared to June 30, 2014
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.2	$—	$0.2
Investment Securities
Available-for-Sale
Taxable	0.2	(1.4)	(1.2)
Non-Taxable	0.6	(0.3)	0.3
Held-to-Maturity
Taxable	(4.8)	(2.8)	(7.6)
Total Investment Securities	(4.0)	(4.5)	(8.5)
Loans Held for Sale	0.1	(0.1)	—
Loans and Leases
Commercial and Industrial	3.3	(1.2)	2.1
Commercial Mortgage	3.8	(1.1)	2.7
Construction	0.3	0.1	0.4
Commercial Lease Financing	(0.2)	1.0	0.8
Residential Mortgage	7.9	(1.9)	6.0
Home Equity	1.8	(1.2)	0.6
Automobile	1.7	(0.1)	1.6
Other [2]	1.6	(0.5)	1.1
Total Loans and Leases	20.2	(4.9)	15.3
Other	(0.2)	0.2	—
Total Change in Interest Income	16.3	(9.3)	7.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.2	0.1	0.3
Time	(0.2)	(0.1)	(0.3)
Total Interest-Bearing Deposits	—	—	—
Securities Sold Under Agreements to Repurchase	(2.0)	2.0	—
Other Debt	(0.1)	—	(0.1)
Total Change in Interest Expense	(2.1)	2.0	(0.1)

Change in Net Interest Income	$18.4	$(11.3)	$7.1

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2015	2015	2014	2015	2014
Salaries	$28,214	$27,914	$28,544	$56,128	$56,458
Incentive Compensation	4,959	4,514	4,359	9,473	8,590
Share-Based Compensation	2,751	2,345	2,271	5,096	4,240
Commission Expense	1,927	1,592	1,106	3,519	2,165
Retirement and Other Benefits	4,117	4,731	3,811	8,848	8,797
Payroll Taxes	2,278	3,585	2,179	5,863	5,747
Medical, Dental, and Life Insurance	2,449	3,184	2,724	5,633	5,345
Separation Expense	915	1,915	87	2,830	636
Total Salaries and Benefits	$47,610	$49,780	$45,081	$97,390	$91,978

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2015	2015	2014	2014	2014
Commercial
Commercial and Industrial	$1,173,259	$1,141,408	$1,055,243	$991,157	$988,940
Commercial Mortgage	1,528,685	1,477,902	1,437,513	1,373,289	1,345,549
Construction	118,714	111,381	109,183	132,097	121,434
Lease Financing	222,113	224,419	226,189	232,381	237,585
Total Commercial	3,042,771	2,955,110	2,828,128	2,728,924	2,693,508
Consumer
Residential Mortgage	2,787,847	2,699,434	2,571,090	2,444,989	2,355,085
Home Equity	931,191	884,742	866,688	838,206	811,180
Automobile	352,128	339,686	323,848	306,003	287,794
Other [1]	314,501	299,656	307,835	288,228	278,786
Total Consumer	4,385,667	4,223,518	4,069,461	3,877,426	3,732,845
Total Loans and Leases	$7,428,438	$7,178,628	$6,897,589	$6,606,350	$6,426,353

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2015	2015	2014	2014	2014
Consumer	$6,221,691	$6,220,391	$6,092,929	$5,972,435	$5,938,123
Commercial	5,524,153	5,444,814	5,163,352	5,070,080	5,207,026
Public and Other	1,344,851	1,314,411	1,376,808	1,318,926	1,524,885
Total Deposits	$13,090,695	$12,979,616	$12,633,089	$12,361,441	$12,670,034

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2015	2015	2014	2014	2014
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$8,299	$8,641	$9,088	$8,952	$10,437
Commercial Mortgage	716	732	745	1,366	1,403
Total Commercial	9,015	9,373	9,833	10,318	11,840
Consumer
Residential Mortgage	14,918	14,344	14,841	16,756	15,818
Home Equity	3,528	2,965	3,097	2,671	2,787
Total Consumer	18,446	17,309	17,938	19,427	18,605
Total Non-Accrual Loans and Leases	27,461	26,682	27,771	29,745	30,445
Foreclosed Real Estate	1,989	2,095	2,311	3,562	3,944
Total Non-Performing Assets	$29,450	$28,777	$30,082	$33,307	$34,389

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$750	$—	$2	$14	$—
Total Commercial	750	—	2	14	—
Consumer
Residential Mortgage	4,789	3,914	4,506	4,819	6,082
Home Equity	2,395	2,425	2,596	2,816	2,505
Automobile	323	537	616	612	236
Other [1]	1,395	1,078	941	842	844
Total Consumer	8,902	7,954	8,659	9,089	9,667
Total Accruing Loans and Leases Past Due 90 Days or More	$9,652	$7,954	$8,661	$9,103	$9,667
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$48,339	$46,639	$45,474	$45,169	$43,625
Total Loans and Leases	$7,428,438	$7,178,628	$6,897,589	$6,606,350	$6,426,353

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.37%	0.37%	0.40%	0.45%	0.47%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.40%	0.40%	0.44%	0.50%	0.53%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.32%	0.34%	0.38%	0.42%	0.48%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.45%	0.44%	0.47%	0.56%	0.57%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.53%	0.51%	0.56%	0.64%	0.69%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$28,777	$30,082	$33,307	$34,389	$37,048
Additions	1,909	621	1,885	2,565	2,798
Reductions
Payments	(1,020)	(1,427)	(1,822)	(2,381)	(2,753)
Return to Accrual Status	—	(187)	(1,291)	(704)	(904)
Sales of Foreclosed Real Estate	(83)	(37)	(1,480)	(449)	(1,782)
Charge-offs/Write-downs	(133)	(275)	(517)	(113)	(18)
Total Reductions	(1,236)	(1,926)	(5,110)	(3,647)	(5,457)
Balance at End of Quarter	$29,450	$28,777	$30,082	$33,307	$34,389

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2015	2015	2014	2015	2014
Balance at Beginning of Period	$113,348	$114,575	$120,136	$114,575	$121,521
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(255)	(235)	(749)	(490)	(1,568)
Lease Financing	—	—	(66)	—	(66)
Consumer
Residential Mortgage	(54)	(559)	(323)	(613)	(652)
Home Equity	(211)	(216)	(553)	(427)	(904)
Automobile	(1,237)	(1,428)	(711)	(2,665)	(1,628)
Other [1]	(1,739)	(1,650)	(1,595)	(3,389)	(3,217)
Total Loans and Leases Charged-Off	(3,496)	(4,088)	(3,997)	(7,584)	(8,035)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	456	646	2,132	1,102	3,052
Commercial Mortgage	14	14	15	28	29
Construction	8	8	8	16	13
Lease Financing	8	68	1	76	3
Consumer
Residential Mortgage	96	342	2,335	438	2,607
Home Equity	566	881	351	1,447	902
Automobile	396	494	343	890	788
Other [1]	497	408	723	905	1,224
Total Recoveries on Loans and Leases Previously Charged-Off	2,041	2,861	5,908	4,902	8,618
Net Loans and Leases Recovered (Charged-Off)	(1,455)	(1,227)	1,911	(2,682)	583
Provision for Credit Losses	—	—	(2,199)	—	(2,199)
Provision for Unfunded Commitments	—	—	(123)	—	(180)
Balance at End of Period [2]	$111,893	$113,348	$119,725	$111,893	$119,725

Components
Allowance for Loan and Lease Losses	$106,006	$107,461	$113,838	$106,006	$113,838
Reserve for Unfunded Commitments	5,887	5,887	5,887	5,887	5,887
Total Reserve for Credit Losses	$111,893	$113,348	$119,725	$111,893	$119,725

Average Loans and Leases Outstanding	$7,300,506	$7,053,061	$6,274,595	$7,177,467	$6,189,789

Ratio of Net Loans and Leases Charged-Off (Recovered) to
Average Loans and Leases Outstanding (annualized)	0.08%	0.07%	-0.12%	0.08%	-0.02%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.43%	1.50%	1.77%	1.43%	1.77%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended June 30, 2015
Net Interest Income	$50,550	$35,880	$4,335	$7,017	$97,782
Provision for Credit Losses	1,727	(266)	(8)	(1,453)	—
Net Interest Income After Provision for Credit Losses	48,823	36,146	4,343	8,470	97,782
Noninterest Income	20,809	5,793	15,680	3,643	45,925
Noninterest Expense	(49,158)	(16,569)	(14,572)	(3,275)	(83,574)
Income Before Provision for Income Taxes	20,474	25,370	5,451	8,838	60,133
Provision for Income Taxes	(7,219)	(8,975)	(2,017)	(768)	(18,979)
Net Income	$13,255	$16,395	$3,434	$8,070	$41,154
Total Assets as of June 30, 2015	$4,404,619	$2,984,756	$204,253	$7,654,415	$15,248,043

Three Months Ended June 30, 2014 [1]
Net Interest Income	$44,094	$28,222	$3,679	$18,417	$94,412
Provision for Credit Losses	(414)	(1,269)	(226)	(290)	(2,199)
Net Interest Income After Provision for Credit Losses	44,508	29,491	3,905	18,707	96,611
Noninterest Income	19,988	5,581	14,411	4,501	44,481
Noninterest Expense	(48,647)	(16,462)	(13,342)	(2,631)	(81,082)
Income Before Provision for Income Taxes	15,849	18,610	4,974	20,577	60,010
Provision for Income Taxes	(5,936)	(6,320)	(1,844)	(4,420)	(18,520)
Net Income	$9,913	$12,290	$3,130	$16,157	$41,490
Total Assets as of June 30, 2014 [1]	$3,761,140	$2,633,218	$194,220	$8,255,927	$14,844,505

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Six Months Ended June 30, 2015
Net Interest Income	$98,900	$70,148	$8,636	$16,868	$194,552
Provision for Credit Losses	3,450	(730)	(16)	(2,704)	—
Net Interest Income After Provision for Credit Losses	95,450	70,878	8,652	19,572	194,552
Noninterest Income	39,915	11,349	30,407	16,561	98,232
Noninterest Expense	(99,498)	(34,304)	(29,162)	(7,525)	(170,489)
Income Before Provision for Income Taxes	35,867	47,923	9,897	28,608	122,295
Provision for Income Taxes	(12,744)	(16,859)	(3,662)	(5,434)	(38,699)
Net Income	$23,123	$31,064	$6,235	$23,174	$83,596
Total Assets as of June 30, 2015	$4,404,619	$2,984,756	$204,253	$7,654,415	$15,248,043

Six Months Ended June 30, 2014 [1]
Net Interest Income	$85,538	$55,144	$7,234	$39,729	$187,645
Provision for Credit Losses	1,041	(1,329)	(294)	(1,617)	(2,199)
Net Interest Income After Provision for Credit Losses	84,497	56,473	7,528	41,346	189,844
Noninterest Income	39,343	11,799	28,761	9,346	89,249
Noninterest Expense	(98,013)	(33,424)	(27,763)	(5,429)	(164,629)
Income Before Provision for Income Taxes	25,827	34,848	8,526	45,263	114,464
Provision for Income Taxes	(9,750)	(11,740)	(3,161)	(9,731)	(34,382)
Net Income	$16,077	$23,108	$5,365	$35,532	$80,082
Total Assets as of June 30, 2014 [1]	$3,761,140	$2,633,218	$194,220	$8,255,927	$14,844,505

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2015	2015	2014	2014	2014
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$73,565	$70,961	$69,974	$68,089	$65,818
Income on Investment Securities
Available-for-Sale	10,273	10,198	10,732	10,286	10,697
Held-to-Maturity	22,832	24,407	24,966	26,067	26,938
Deposits	2	3	2	3	1
Funds Sold	268	259	192	176	168
Other	310	302	303	302	302
Total Interest Income	107,250	106,130	106,169	104,923	103,924
Interest Expense
Deposits	2,405	2,368	2,392	2,391	2,393
Securities Sold Under Agreements to Repurchase	6,440	6,371	6,520	6,523	6,465
Funds Purchased	3	3	3	3	4
Other Debt	620	618	622	627	650
Total Interest Expense	9,468	9,360	9,537	9,544	9,512
Net Interest Income	97,782	96,770	96,632	95,379	94,412
Provision for Credit Losses	—	—	—	(2,665)	(2,199)
Net Interest Income After Provision for Credit Losses	97,782	96,770	96,632	98,044	96,611
Noninterest Income
Trust and Asset Management	12,355	12,180	12,225	11,716	12,005
Mortgage Banking	3,469	1,693	2,116	1,646	1,804
Service Charges on Deposit Accounts	8,203	8,537	9,058	9,095	8,638
Fees, Exchange, and Other Service Charges	13,352	12,897	13,702	13,390	13,370
Investment Securities Gains, Net	86	10,231	1,966	1,858	2,079
Annuity and Insurance	1,885	2,044	1,664	2,348	1,930
Bank-Owned Life Insurance	2,088	1,734	1,874	1,644	1,519
Other	4,487	2,991	3,213	3,253	3,136
Total Noninterest Income	45,925	52,307	45,818	44,950	44,481
Noninterest Expense
Salaries and Benefits	47,610	49,780	45,520	45,530	45,081
Net Occupancy	8,605	9,333	9,291	9,334	9,254
Net Equipment	4,826	5,288	4,734	4,473	4,669
Data Processing	3,673	3,773	3,823	3,665	3,842
Professional Fees	2,265	2,334	3,086	1,835	2,613
FDIC Insurance	2,068	2,140	2,055	1,750	2,055
Other	14,527	14,267	12,731	14,443	13,568
Total Noninterest Expense	83,574	86,915	81,240	81,030	81,082
Income Before Provision for Income Taxes	60,133	62,162	61,210	61,964	60,010
Provision for Income Taxes	18,979	19,720	20,019	20,195	18,520
Net Income	$41,154	$42,442	$41,191	$41,769	$41,490

Basic Earnings Per Share	$0.95	$0.98	$0.95	$0.95	$0.94
Diluted Earnings Per Share	$0.95	$0.97	$0.94	$0.95	$0.94

Balance Sheet Totals
Loans and Leases	$7,428,438	$7,178,628	$6,897,589	$6,606,350	$6,426,353
Total Assets	15,248,043	15,139,179	14,787,208	14,510,166	14,844,505
Total Deposits	13,090,695	12,979,616	12,633,089	12,361,441	12,670,034
Total Shareholders' Equity	1,082,939	1,075,251	1,055,086	1,057,413	1,050,801

Performance Ratios
Return on Average Assets	1.10%	1.15%	1.12%	1.15%	1.17%
Return on Average Shareholders' Equity	15.33	16.18	15.39	15.57	15.87
Efficiency Ratio [1]	58.16	58.30	57.03	57.74	58.38
Net Interest Margin [2]	2.81	2.81	2.84	2.85	2.86

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2015		December 31, 2014		December 31, 2013
Hawaii Economic Trends
State General Fund Revenues [1]	$2,489.5	6.3%	$5,535.7	1.6%	$5,450.6	3.7%
General Excise and Use Tax Revenue [1]	$1,308.3	2.1%	$2,979.8	2.5%	$2,907.6	2.2%
Jobs [2]	648.8		643.7		629.9

				June 30,	December 31,
(spot rates)				2015	2014	2013
Unemployment [3]
Statewide, seasonally adjusted				4.0%	4.0%	4.7%

Oahu				4.1	3.5	3.8
Island of Hawaii				5.5	4.7	5.9
Maui				4.4	3.8	4.7
Kauai				4.8	4.3	5.2

			June 30,	December 31,
(percentage change, except months of inventory)			2015	2014	2013	2012
Housing Trends (Single Family Oahu) [4]
Median Home Price			2.3%	3.8%	4.8%	7.8%
Home Sales Volume (units)			3.4%	(0.8)%	4.6%	6.5%
Months of Inventory			3.2	2.6	2.7	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
May 31, 2015				709.7		9.3
April 30, 2015				677.8		2.3
March 31, 2015				780.1		7.0
February 28, 2015				661.7		2.3
January 31, 2015				678.9		(0.6)
December 31, 2014				765.3		6.2
November 30, 2014				637.7		2.2
October 31, 2014				659.8		3.0
September 30, 2014				622.2		4.1
August 31, 2014				730.7		(2.4)
July 31, 2014				772.1		1.9
June 30, 2014				725.1		1.2
May 31, 2014				649.1		1.8
April 30, 2014				662.6		(0.7)
March 31, 2014				728.8		(5.2)
February 28, 2014				646.8		(4.3)
January 31, 2014				682.6		0.1
December 31, 2013				720.8		(1.8)
November 30, 2013				624.1		(4.2)
October 31, 2013				640.3		(0.1)
September 30, 2013				597.7		0.5
August 31, 2013				748.8		2.5
July 31, 2013				758.0		4.6
June 30, 2013				716.6		5.5
May 31, 2013				637.5		2.4
April 30, 2013				667.0		3.1
March 31, 2013				769.1		7.6
February 28, 2013				675.5		7.8
January 31, 2013				681.9		5.9
December 31, 2012				733.7		6.3
November 30, 2012				651.2		14.5
October 31, 2012				640.7		8.6
September 30, 2012				595.0		6.1
August 31, 2012				725.6		11.0
July 31, 2012				720.4		7.8
June 30, 2012				677.2		11.5
May 31, 2012				622.9		12.5

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority
Note: Certain prior period seasonally adjusted information has been revised.